UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2023 (April 26, 2023)
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REYNOLDS CONSUMER PRODUCTS INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39205	45-3464426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 879-5067
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REYN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
Reynolds Consumer Products Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on April 26, 2023. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.
Proposal 1. Election of Directors
The Company’s stockholders elected each of the following directors as a Class I director to serve until the Company’s 2026 Annual Meeting. The results of the voting were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Marla Gottschalk	200,859,761	5,770,300	1,615,779
Lance Mitchell	190,568,443	16,061,618	1,615,779
Richard Noll	173,680,899	32,949,162	1,615,779

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
208,068,520	120,384	56,936

Proposal 3. Advisory Vote to Approve the Compensation of the Named Executive Officers
The Company’s stockholders approved the advisory vote to approve the compensation of the named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
205,362,883	1,191,575	75,603	1,615,779

Item 9.01. Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2023

REYNOLDS CONSUMER PRODUCTS INC.

	By:	/s/ David Watson
David Watson
General Counsel and Secretary